STATEMENT OF ADDITIONAL INFORMATION






ADVANTUS SERIES FUND, INC.








May 1, 2000
As Supplemented July 31, 2000










This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2000 and should be read in conjunction therewith.

The Fund's audited Annual Report, dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

A copy of the Prospectus and Annual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098.







TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVES AND POLICIES	2
Equity Securities of Small Capitalization Companies	2
Debt and Money Market Securities - Non-Money Market Portfolios	2
Low Rated Securities	5
Convertible Securities	6
Money Market Securities - Money Market Portfolio	7
U.S. Government Obligations	7
Obligations of Non-Domestic Banks	8
Variable Amount Master Demand Notes	8
Mortgage-Related Securities	9
U.S. Government Mortgage-Related Securities	10
Non-Governmental Mortgage-Related Securities	10
Collateralized Mortgage Obligations	11
Stripped Mortgage-Backed Securities	13
Asset-Backed and Stripped Asset-Backed Securities	13
Direct Investments in Mortgages - Whole Loans	15
Zero Coupon Securities	15
Pay-in-Kind and Delayed Interest Securities	17
Foreign Securities	17
Foreign Index Linked Securities	19
Swap Agreements	19
Currency Exchange Transactions	20
Foreign Currency Hedging Transactions	21
Closed-End Investment Companies	22
Loans of Portfolio Securities	22
Restricted and Illiquid Securities	23
When-Issued Securities and Forward Commitments	24
Mortgage Dollar Rolls	25
Real Estate Investment Trust Securities	26
Repurchase Agreements	26
Reverse Repurchase Agreements	27
Futures Contracts and Options on Futures Contracts	28
Warrants	33
Warrants with Cash Extractions	34
Index Depositary Receipts	34
Short Sales Against the Box	35
Investments in Russia	35
Defensive Purposes	37
INVESTMENT RESTRICTIONS	38
Additional Restrictions	40
PORTFOLIO TURNOVER	41
DIRECTORS AND EXECUTIVE OFFICERS	42
DIRECTOR LIABILITY	44
INVESTMENT ADVISORY AND OTHER SERVICES	45
General	45
Control and Management of Advantus Capital	46
Investment Advisory Agreement	46
Sub-Adviser - CSAM	51
Investment Sub-Advisory Agreement - CSAM	52
Sub-Adviser - Templeton Counsel	53
Investment Sub-Advisory Agreement - Templeton Counsel	53
Sub-Adviser - JBIM	54
Investment Sub-Advisory Agreement - JBIM	54
Sub-Adviser - Morgan Investment	55
Investment Sub-Advisory Agreement - Morgan Investment	55
Sub-Adviser - WSA	56
Investment Sub-Advisory Agreement - WSA	56
Sub-Adviser - CSAM	56
Investment Sub-Advisory Agreement - CSAM	57
Sub-Adviser - State Street Research	58
Investment Sub-Advisory Agreement - State Street Research	58
Administrative Services	59
Code of Ethics	60
Distribution Agreement	60
Payment of Certain Distribution Expenses of the Fund	61
Custodians	63
Independent Auditors	63
General Counsel	63
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	63
Adviser	63
Sub-Advisers	66
PURCHASE AND REDEMPTION OF SHARES	66
FUND SHARES AND VOTING RIGHTS	67
NET ASSET VALUE	68
PERFORMANCE DATA	69
Current Yield Figures for Money Market Portfolio	69
Current Yield Figures for Other Portfolios	70
Total Return Figures For All Portfolios	71
Predictability of Return	74
TAXES	75
THE STANDARD & POOR'S LICENSE	76
FINANCIAL STATEMENTS	77
APPENDIX A - MORTGAGE-RELATED SECURITIES	A-1
Underlying Mortgages	A-1
Liquidity and Marketability	A-1
Average Life	A-1
Yield Calculations	A-2
APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS	B-1
Bond Ratings	B-1
Commercial Paper Ratings	B-2
APPENDIX C - FUTURES CONTRACTS	C-1
Example of Futures Contract Sale	C-1
Example of Futures Contract Purchase	C-1
Tax Treatment	C-2
APPENDIX D - BRADY BONDS	D-1


GENERAL INFORMATION AND HISTORY
	Advantus Series Fund, Inc. ("Fund"), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that Global Bond Portfolio operates as a non-diversified, open-end management investment company. The Fund was organized on February 22, 1985. Prior to a change of its Name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The Portfolios of the Fund are as follows:

? Growth Portfolio
? Bond Portfolio
? Money Market Portfolio
? Asset Allocation Portfolio
? Mortgage Securities Portfolio
? Index 500 Portfolio
? Capital Appreciation Portfolio
? International Stock Portfolio
? Small Company Growth Portfolio
? Maturing Government Bond Portfolios (three separate portfolios with maturity dates of 2002, 2006 and 2010)
? Value Stock Portfolio
? Small Company Value Portfolio
? Global Bond Portfolio
? Index 400 Mid-Cap Portfolio
? Macro-Cap Value Portfolio
? Micro-Cap Growth Portfolio
? Real Estate Securities Portfolio

	The investment adviser of the Fund is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital has entered into investment sub-advisory agreements under which various investment managers provide investment services. Credit Suisse Asset Management, LLC ("CSAM") serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio and the Small Company Growth Portfolio. Templeton Investment Counsel, Inc.
("Templeton Counsel") serves as investment sub-adviser to the Fund's International Stock Portfolio. Julius Baer Investment Management Inc.
("JBIM") serves as investment sub-adviser to the Fund's Global Bond Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. J.P. Morgan Investment Management Inc. ("Morgan Investment") serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates ("WSA") serves as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.
State Street Research & Management Company ("State Street Research") serves as investment sub-adviser for the Small Company Value Portfolio.

	Currently, the shares of the Fund are sold only to Minnesota Life Insurance Company ("Minnesota Life"), a Minnesota corporation, through certain of its separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by Minnesota Life. The Fund may be used for other purposes in the future. The Fund may also sell its shares to separate accounts of Northstar Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of New York. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. Minnesota Life, through its separate accounts which fund the Contracts, owns 100% of the shares outstanding of each Portfolio of the Fund. As a result, Minnesota Life is a controlling person of the Fund and through its ownership of shares of the Fund, may elect all the directors of the Fund and approve other Fund actions. Minnesota Life's address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.
INVESTMENT OBJECTIVES AND POLICIES
	The investment objectives and principal investment policies of each of the Portfolios are set forth in the text of the Fund's Prospectus under "Investing in the Fund - Investment Objective, Policies and Practices." This section contains detailed descriptions of the investment policies of the Portfolios as identified in the Fund's Prospectus.

Equity Securities of Small Capitalization Companies
	Small Company Growth Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will primarily invest in equity securities issued by small capitalization companies. To the extent specified in the Prospectus, certain other Portfolios may invest in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Portfolio's investment adviser or sub-adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities.
However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

	While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Portfolio is not intended to constitute a complete investment program.

Debt and Money Market Securities - Non-Money Market Portfolios
	To the extent specified in the Prospectus, certain non-Money Market Portfolios may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

? Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. As an operating policy, International Stock Portfolio will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. In addition, Asset Allocation Portfolio, Bond Portfolio and Mortgage Securities
Portfolio may invest up to 10% of their respective net assets, and International Stock Portfolio and Macro-Cap Value Portfolio may invest up to 5% of their respective net assets, in securities rated
BB or Ba by S&P or Moody's, respectively; Global Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's; and Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio may also invest up to 10% of their respective net assets in securities (including convertible securities) rated at least B- by S&P or by B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix B ("Bond and Commercial Paper Ratings") below.

? Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

? Debt obligations of banks.

	Bond Portfolio may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's.

	Global Bond Portfolio may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

	Global Bond Portfolio may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For a full discussion of Brady Bonds see Appendix D.

	In addition to the instruments described above, which will generally be long-term, but may be purchased by the Portfolio within one year of the date of a security's maturity, certain Portfolios specified in the Prospectus may also purchase other high quality securities including:

? Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

? Obligations of the International Bank for Reconstruction and
Development.

? Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of such Portfolio's (other than Mortgage Securities Portfolio's) net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

	The Portfolios may also invest in securities which are unrated if the Portfolio's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Portfolio's general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

	The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio's net asset value.

	These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios' general policy to dispose of such down-graded securities except when, in the judgment of the Portfolios' investment adviser or sub-adviser, it is to the Portfolios' advantage to continue to hold such securities. In no event, however, will any Portfolio hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio. This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.

Low Rated Securities
	Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest up to 10% of their respective net assets, and International Stock Portfolio and Macro-Cap Value Portfolio may invest up to 5% of their respective net assets, in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. Global Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's. Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio may invest up to 10% of their respective net assets in debt securities (including convertible securities) which are rated at least B- by S&P or B3 by Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. Each of these Portfolios may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below
BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Portfolio (see "Debt and Money Market Securities - Non-Money Market Portfolios" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

	Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolios' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolios' shares.

	Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.

	Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolios may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

Convertible Securities
	To the extent specified in the Prospectus, certain Portfolios may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Growth Portfolio, Small Company Growth Portfolio, Real Estate Securities Portfolio, Macro-Cap Value Portfolio and Capital Appreciation Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB or Baa by S&P or Moody's, respectively, or it not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser. Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. As an operating policy, none of these Portfolios will purchase a non-investment grade convertible debt security if immediately after such purchase such Portfolio would have more than 10% of its total assets invested in such securities. See "Low Rated Securities," above.

Money Market Securities - Money Market Portfolio
	Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions - Additional Restrictions" below), Money Market Portfolio will invest in a managed portfolio of money market instruments as follows:

? Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

? Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

? Obligations of the International Bank for Reconstruction and
Development.

? Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

? Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

? Repurchase agreements with respect to any of the foregoing obligations.

	By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. Government Obligations
	Each of the Portfolios may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

Obligations of Non-Domestic Banks
	As specified in the Prospectus, certain of the Portfolios may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolios invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. Each Portfolio will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

Variable Amount Master Demand Notes
	Money Market Portfolio may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between Money Market Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent.
Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Portfolio's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

Mortgage-Related Securities
	Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Portfolio's yield or the price of its shares.

	Each Portfolio expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. The Portfolio may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be, when deemed by the Portfolio's investment adviser or sub-adviser to be consistent with the Portfolio's respective objective. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. (Each of these Portfolios may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody's, respectively. See "Low Rated Securities" and "Convertible Securities," above, for more information.) Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. Government Mortgage-Related Securities
	A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

	Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.
FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

	FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded.
FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

Non-Governmental Mortgage-Related Securities
	Mortgage Securities Portfolio, Bond Portfolio, Asset Allocation Portfolio and Global Bond Portfolio may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

Collateralized Mortgage Obligations
	Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

	In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

	The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities.
A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

	Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

	Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Portfolio's net assets.

Stripped Mortgage-Backed Securities
	Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

	The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Portfolio will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser or sub-adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

Asset-Backed and Stripped Asset-Backed Securities
	Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

	Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

	Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

	To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

	Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped Mortgage-Backed Securities," above. As an operating policy, each of these Portfolios will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser in accordance with standards established by the Portfolio's Board of Directors. See "Restricted and Illiquid Securities" below.

Direct Investments in Mortgages - Whole Loans
	Mortgage Securities Portfolio may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from Mortgage Securities Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as Mortgage Securities Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Portfolio's investment adviser or sub-adviser. Mortgage Securities Portfolio will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

Zero Coupon Securities
	The Maturing Government Bond Portfolios may invest in zero coupon securities. In addition, Global Bond Portfolio may invest a lesser portion of its assets in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, Contract owners electing to have payments allocated to a Maturing Government Bond Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond Portfolio.

	While many factors may affect the yield to maturity of each Maturing Government Bond Portfolio, one such factor which may operate to the detriment of those Contract owners holding interests in such Portfolios until maturity, is the ability of other Contract owners to purchase or redeem shares on any business day.

	Because each Maturing Government Bond Portfolio will be primarily invested in zero coupon securities, Contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of a Maturing Government Bond Portfolio are redeemed prior to the maturity date of that Maturing Government Bond Portfolio, a Contract owner may experience a significantly different investment return than was anticipated at the time of purchase.

	Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond Portfolios will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

	Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities and, therefore the net asset value of the shares of the Maturing Government Bond Portfolios, will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

	Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of a Maturing Government Bond Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of a Maturing Government Bond Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Maturing Government Bond Portfolio approaches its target date. These fluctuations may make the Maturing Government Bond Portfolios an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.

	When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting a Maturing Government Bond Portfolio.

Pay-in-Kind and Delayed Interest Securities
	Global Bond Portfolio may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in pay-in-kind and delayed interest securities will result in special tax consequences.

Foreign Securities
	Growth Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Macro-Cap Value Stock and Micro-Cap Growth Portfolio may invest up to 10% and Capital Appreciation Portfolio may invest up to 20% of the market value of their respective total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts (ADRs), are not subject to such limitations.) Bond Portfolio may also invest in debt securities issued by foreign governments and companies provided that such securities are U.S. dollar-denominated and publicly traded in the United States. In addition, International Stock Portfolio and Global Bond Portfolio may invest in such securities without limitation. Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Portfolio may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

	The countries of the European Monetary Union began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

	Furthermore, International Stock Portfolio may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Portfolio considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Stock Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

	An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

	In addition, International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, Global Bond Portfolio may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

Foreign Index Linked Securities
	Global Bond Portfolio may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Portfolio's investment policies and restrictions.

	Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Portfolio's investment sub-adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Portfolio on Foreign Index Linked Securities may be lower than if the Portfolio had invested in a similarly rated domestic security.

Swap Agreements
	Global Bond Portfolio may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

	The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio's securities. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

	Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's investment sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio's investment sub-adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Currency Exchange Transactions
	International Stock Portfolio and Global Bond Portfolio usually effect currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Foreign Currency Hedging Transactions
	Forward Exchange Contracts. International Stock Portfolio and Global Bond Portfolio have authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward foreign exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio will not engage in naked forward foreign exchange contracts.

	In addition, when the Portfolio's investment sub-adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

	It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

	If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	Currency Futures Contracts. International Stock Portfolio and Global Bond Portfolio may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Portfolio's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Closed-End Investment Companies
	Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, International Stock Portfolio may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Stock Portfolio to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Stock Portfolio acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the International Stock Portfolio (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Loans of Portfolio Securities
	For the purpose of realizing additional income, to the extent specified in the Prospectus, certain Portfolios may make secured loans of Portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent.
The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Portfolio does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Portfolio's custodian for arranging and administering such loans. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of each loan.

Restricted and Illiquid Securities
	Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

	The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933
Act). Additionally, the Portfolio's investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Portfolio's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Portfolio's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

	If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio is in a position where more than 15% (10% in the case of Money Market Portfolio) of its net assets are invested in restricted and other illiquid securities, the Portfolio will take appropriate steps to protect liquidity.

When-Issued Securities and Forward Commitments
	Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio, International Stock Portfolio, Global Bond Portfolio, Macro-Cap Value Portfolio and Real Estate Securities Portfolio may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.

	The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Portfolio's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's net asset value.

	When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

	The Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see "Mortgage Dollar Rolls" below.

	The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of such Portfolio's (other than Macro-Cap Value Portfolio's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 15% of the value of Macro-Cap Value Portfolio's total assets will be committed to when-issued or forward commitment transactions.

Mortgage Dollar Rolls
	In connection with its ability to purchase securities on a when-issued or forward commitment basis, Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and Global Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio's investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.

	For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

Real Estate Investment Trust Securities
	Real Estate Securities Portfolio may invest in real estate investment trust securities ("REIT"). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 95% or more of its otherwise taxable income.

	REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio's investments in REITS will consist of equity REITs.

Repurchase Agreements
	Growth Portfolio, Bond Portfolio, Mortgage Securities Portfolio, Asset Allocation Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, International Stock Portfolio, Small Company Growth Portfolio, the Maturing Government Bond Portfolios, Value Stock Portfolio, Small Company Value Portfolio, Global Bond Portfolio, Index 400 Mid-Cap Portfolio, Macro-Cap
Value Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including:
(a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements
	Money Market Portfolio, Asset Allocation Portfolio and Global Bond Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

	The use of reverse repurchase agreements by the Portfolio allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Portfolio's investments and reduces the stability of the Portfolio's net asset value per share. To limit this risk, the Portfolio will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Portfolio's net assets. In addition, when entering into reverse repurchase agreements, the Portfolio will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, Money Market Portfolio will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Portfolio's investment adviser, materially increase the risk of a significant deviation in the Portfolio's net asset value per share. See "Net Asset Value" below.

Futures Contracts and Options on Futures Contracts
	Futures Contracts. Consistent with their investment objectives and strategies, the Portfolios may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

	A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

	Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

	Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

	Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Portfolio's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Portfolio.

	Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

	The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

	U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

	Options on Futures Contracts. The Portfolios also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Portfolios may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

	An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

	A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

	Options on futures contracts that are written or purchased by the Portfolios on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

	Risks of Futures Contracts and Options on Futures Contracts. The use of futures contracts and options on futures contracts will expose the Portfolios to additional investment risks and transactions costs. Risks include:

?	the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio's investment adviser or sub-adviser anticipates;

?	an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

?	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

?	leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument; and

?	the risk that the counterparty to an instrument will fail to perform its obligations.

	Regulatory Matters. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Portfolio will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

	The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Fund will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

	For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

Options

	To the extent permitted in the Prospectus, each Portfolio may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Portfolio will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Portfolio will commit more than 5% of its total assets to premiums when purchasing put or call options.

	A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Portfolio writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Portfolio writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

	Portfolios may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Portfolio owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Portfolios receive premiums from writing call or put options, which they retain whether or not the options are exercised.

	By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Portfolio purchases a put or call option, any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the option.

	Options on Securities. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium."
The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

	Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option.
Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

	Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

	In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

	Options on Stock Indexes. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

	A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Portfolio's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolios will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

	The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100
Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

Warrants
	Growth Portfolio, Asset Allocation Portfolio, Bond Portfolio, Capital Appreciation Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Global Bond Portfolio, Macro-Cap Value Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio may invest in warrants; however, not more than 5% of their respective net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Portfolio's respective assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components:
(1) the price of the underlying shares less the warrant's exercise price, and
(2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

	It is not expected that Bond Fund or Global Bond Portfolio will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

Warrants with Cash Extractions
	International Stock Portfolio may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

	For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

	If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized).
The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

Index Depositary Receipts
	Growth Portfolio, Asset Allocation Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio, Macro-Cap Value Portfolio and Micro-Cap Growth Portfolio may each invest up to 5% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. The Portfolio may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Portfolio's investment objective as determined by the Portfolio's investment adviser or sub-adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

	DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Portfolio).

	Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Portfolio's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

Short Sales Against the Box
	Each Portfolio may sell securities "short against the box"; provided that each Portfolio will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Portfolios have no present intention to sell securities short in this fashion.

Investments in Russia
	International Stock Portfolio may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Portfolio may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

	The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russian presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

	The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Portfolio's investments. No established secondary markets may exist for many of the securities in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.
Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

	Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Portfolio to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Portfolio's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Portfolio. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Portfolio were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Portfolio would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

	Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Portfolio's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Portfolio has acquired title to any property or securities in which the Portfolio invests, or that the Portfolio is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Portfolio, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Portfolio and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

Defensive Purposes
	Each Portfolio may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Portfolio may invest in cash or cash items without limitation. The "cash items" in which the Portfolio may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.
INVESTMENT RESTRICTIONS
	The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

	Each Portfolio is subject to certain "fundamental" investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental. The fundamental investment restrictions were most recently considered at a Special Meeting of Shareholders held on April 17, 2000.

Fundamental Restrictions

	1.	The Portfolios will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

	2.	The Portfolios will not concentrate their investments in a
particular industry, except that:

	(a)	with respect to Money Market Portfolio, this limitation does not apply to investments in domestic banks;

	(b)	under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-finance industry. Mortgage Securities Portfolio will not concentrate its investments in any other particular industry;

	(c)	under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. Real Estate Portfolio will not concentrate its investments in any other particular industry;

(d) Index 500 Portfolio may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and
(e) Index 400 Mid-Cap Portfolio may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

		For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

	3.	The Portfolios will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

	4.	The Portfolios will not purchase physical commodities or contracts relating to physical commodities.

	5.	The Portfolios may not make loans except as permitted under the
Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

	6.	The Portfolios may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

Non-Fundamental Restrictions

The Fund has adopted a number of non-fundamental policies which appear below.

	7.	The Portfolios will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed
5% of total assets.

	8.	The Portfolios will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio.

	9.	The Portfolios may mortgage, pledge or hypothecate their assets only to secure permitted borrowings.  Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

	10.	The Portfolios may not make short sales of securities, other than short sales "against the box."

	11.	The Portfolios may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

	12.	The Portfolios will not invest more than 15% (10% in the case of
Money Market Portfolio) of their net assets in illiquid securities.

	13.	The total market value of securities against which a Portfolio may write call or put options will not exceed 2% of the Portfolios' total assets. In addition, a Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

	If a percentage restriction described above or in the Fund's Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

Additional Restrictions
	The Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United
States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

	Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest, other than in U.S. "Government Securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities. PORTFOLIO TURNOVER
	Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

	Each Portfolio has a different expected annual rate of portfolio turnover. A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital such a sale is advisable.

	The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

	For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

	Portfolio Turnover Rate

	Portfolio	1999	1998	1997

	Growth	65.3%	66.4%	120.1%
	Bond	140.8	252.1	200.0
	Money Market	N/A	N/A	N/A
	Asset Allocation	97.0	129.6	140.2
	Mortgage Securities	79.4	116.7	106.4
	Index 500	25.6	30.2	8.3
	Capital Appreciation	114.1	82.7	74.0
	International Stock	34.7	22.4	12.5
	Small Company Growth	105.1	75.5	63.8
	Maturing Government Bond -
	  2002 Portfolio	21.1	35.2	36.9
	  2006 Portfolio	19.8	21.6	3.1
	  2010 Portfolio	28.4	28.2	39.3
	Value Stock	131.2	88.9	115.4
	Small Company Value	101.5	70.2	13.0
	Global Bond	287.4	285.3	120.5
	Index 400 Mid-Cap	76.6	85.4	4.9
	Macro-Cap Value	103.4	164.0	36.7
	Micro-Cap Growth	108.5	67.4	28.9
	Real Estate Securities	106.3	54.0	N/A
DIRECTORS AND EXECUTIVE OFFICERS
	Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The names, addresses, principal occupations, and other affiliations of directors and executive officers of the Fund are given below:


	Position with	Principal Occupation and other
Name and Address	the Funds	Affiliations (past 5 years)

William N. Westhoff*	President and	President, Treasurer and
Director,
Advantus Capital 	Director	Advantus Capital Management,
Inc.;
  Management, Inc.		Senior Vice President and
Treasurer,
400 Robert Street North		Minnesota Life Insurance
Company;
St. Paul, Minnesota 55101		Vice President and Director,
Robert Street Energy, Inc.;
President, MCM Funding 1997-1,
Inc.; President, MCM Funding
1998-1, Inc.; Senior Vice
President, Global Investments,
American Express Financial
Corporation, Minneapolis,
Minnesota, from August 1994 to
October 1997

Frederick P. Feuerherm*	Vice President,	Vice President, Assistant
Secretary and
Advantus Capital	Director and	Director, Advantus Capital
  Management, Inc.	Treasurer	Management, Inc.; Vice
President,
400 Robert Street North		Minnesota Life Insurance
Company;
St. Paul, Minnesota 55101		Vice President and Director,
MIMLIC Funding, Inc.; Vice
President and Assistant
Secretary, MCM Funding 1997-1,
Inc.; Vice President and
Assistant Secretary, MCM Funding
1998-1, Inc.

Ralph D. Ebbott	Director	Retired, Vice President and
Treasurer
409 Birchwood Avenue		of Minnesota Mining and
White Bear Lake,		Manufacturing Company
  Minnesota 55101		(industrial and consumer
products) through June 1989

Charles E. Arner	Director	Retired, Vice Chairman of The
First
E-1430 First National		National Bank of Saint Paul from
 Bank Building		November 1983 through June 1984;
332 Minnesota Street		Chairman and Chief Executive
Officer
St. Paul, Minnesota 55101		of The First National Bank of
Saint Paul from October 1980
through November 1983

Ellen S. Berscheid	Director	Regents' Professor of Psychology
at the
University of Minnesota		University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer	Secretary	Partner with the law firm of
Dorsey & Whitney LLP		Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402
_________________________

* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.
_________________________

	The Fund has both an Audit Committee and a Nominations Committee, the members of which are all directors who are not "interested persons" of the Fund. Ms. Berscheid and Messrs. Arner and Ebbott comprise the members of both committees.

	Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital Management, Inc. ("Advantus Capital"). Each director of the Fund who is not affiliated with Advantus Capital is also a director of thirteen other investment companies of which Advantus Capital is the investment adviser (the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by the Fund is a pro rata portion based on the ratio that the Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended December 31, 1999, each Director not affiliated with Advantus Capital was compensated by the Fund in accordance with the following table:






Name of
Director


Aggregate
Compensation
from
the Fund
Pension or
Retirement
Benefits
Accrued as
Part of Fund
Expenses


Estimated
Annual
Benefits Upon
Retirement
Total
Compensation
From Fund and
Fund Complex
Paid to
Directors





Charles E.
Arner
$16,303
n/a
n/a
$20,000
Ellen S.
Berscheid
$16,303
n/a
n/a
$20,000
Ralph D.
Ebbott
$16,303
n/a
n/a
$20,000

	As of December 31, 1999, the directors and executive officers of the Fund did not own any shares of the Fund.
DIRECTOR LIABILITY
	Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

	Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act. INVESTMENT ADVISORY AND OTHER SERVICES
General
	Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund and its Portfolios since May 1, 1997. Advantus Capital acts as investment adviser to the Portfolios pursuant to a written agreement that will be periodically considered for approval by the directors or shareholders of the Fund. The address of Advantus Capital is 400 Robert Street North, St. Paul, Minnesota 55101.

	The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one investment sub-adviser, the order also permits the Fund to disclose such investment sub-advisers' fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

	Credit Suisse Asset Management, LLC ("CSAM") serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio and Small Company Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Templeton Investment Counsel, Inc. serves as investment sub-adviser to the Fund's International Stock Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer Investment Management Inc. ("Julius Baer") serves as investment sub-adviser to the Fund's Global Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer determines the Portfolio's allocation between foreign and domestic securities and selects and manages the Portfolio's foreign investments (Advantus Capital selects and manages domestic investments). J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. State Street Research & Management Company ("State Street Research") serves as investment sub-adviser to the Fund's Small Company Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.

Control and Management of Advantus Capital
	Advantus Capital was incorporated in Minnesota in June 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and has assets of more than $16 billion. William N. Westhoff, President and a Director of the Fund, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of the Fund, is a Vice President, Assistant Secretary and Director of Advantus Capital.

Investment Advisory Agreement
	Advantus Capital acts as investment adviser and manager of the Fund under an Investment Advisory Agreement dated May 1, 2000 (the "Investment Advisory Agreement"), which became effective the same date, and was approved by shareholders on April 17, 2000. The Investment Advisory Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on February 10, 2000. Prior to May 1, 1997, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to eleven other Advantus funds and various private accounts.

	The Investment Advisory Agreement, will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

	If the shareholders of a class of capital stock of any Portfolio fail to approve any continuance of the Investment Advisory Agreement, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different investment adviser or other definitive action; provided that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Investment Advisory Agreement in respect of such Portfolio, whichever is less.

	The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

	Pursuant to the Investment Advisory Agreement, the Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of a Portfolio's average daily net assets as set forth in the following table:

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The annual advisory fees paid to Advantus Capital for each of the Portfolios is as follows:

	Advisory Fee Paid Prior
	to May 1, 2000
	(as a percentage of
	Portfolio	average daily net assets)1

Growth Portfolio					0.45% of assets to $1
billion; and
								0.40% of assets exceeding $1
billion

Bond Portfolio						0.30% of assets to $500
million;
0.25% of assets exceeding
$500 million to $1 billion;
and
								0.20% of assets exceeding $1
billion

Money Market Portfolio				0.25% of assets to $1billion;
and
								0.20% of assets exceeding $1
billion

Asset Allocation Portfolio 				0.35% of assets to $1
billion; and
					0.30% of assets exceeding $1
billion

Mortgage Securities Portfolio				0.30% of assets to $1
billion; and
					0.25% of assets exceeding $1
billion

Index 500 Portfolio					0.15% of assets to $250
million;
0.10% of assets exceeding
$250 million to $1 billion;
and
0.075% of assets exceeding $1
billion

Capital Appreciation Portfolio			0.50% of assets to $1
billion; and
					0.45% of assets exceeding $1
billion1

International Stock Portfolio 				0.60% of assets
to $250 million;
0.55% of assets exceeding
$250 million to $500 million;
0.50% of assets exceeding
$500 million to $1 billion;
and
0.45% of assets exceeding $1
billion2

Small Company Growth				0.65% of assets to $1
billion; and
  Portfolio						0.60% of assets exceeding $1
							billion3

Maturing Government Bond Portfolios		0.25%

Value Stock Portfolio					0.50% of assets to $500
million;
0.45% of assets exceeding
$500 million to $1 billion;
and
					0.40% of assets exceeding $1
billion

Small Company Value Portfolio			0.70% of assets to $1
billion; and
0.65% of assets exceeding $1
billion4

Global Bond Portfolio					0.60% of assets to $1
billion; and
0.55% of assets exceeding $1
billion5

Index 400 Mid-Cap Portfolio				0.15% of assets to $250
million;
0.10% of assets exceeding
$250 million to $1 billion;
and
0.075% of assets exceeding $1
billion

Macro-Cap Value Portfolio				0.50%6

Micro-Cap Growth Portfolio				0.95%7

Real Estate Securities Portfolio			0.60% of assets to $1
billion; and
								0.55% of assets exceeding $1
billion

1 Advantus Capital uses a portion of these fees to pay CSAM an annual sub-advisers fee equal to 0.50% of total assets between $0 and $500 million; 0.45% of total assets between $500 million and $1 billion; 0.35% of total assets between $1 billion and $2 billion; and 0.30% of total assets exceeding
$2 billion.   The term "assets" includes all assets advised or sub-advised by
CSAM for Advantus Capital or its affiliates, in addition to the assets of the Portfolio. The fee rate is applied to all assets back to the first dollar in the Portfolio.

2 Advantus Capital uses a portion of these fees to pay Templeton Counsel an annual sub-advisers fee equal to 0.70% of total assets between $0 and $10 million; 0.65% of total assets exceeding $10 million to $25 million; 0.55% of assets exceeding $25 million to $50 million; 0.50% of assets exceeding $50 million to $100 million; and 0.40% of assets exceeding $100 million. For the purpose of establishing the appropriate breakpoints at which the Portfolio's sub-advisory fee shall be calculated, the Portfolio will benefit from the aggregation of the monthly market value of any non-mutual fund account of Minnesota Life or any affiliate thereof, advised or sub-advised by Templeton Counsel or any advisory affiliate thereof as well as the average daily net assets of any U.S. registered mutual fund advised by Advantus and sub-advised by Templeton Counsel or any advisory affiliate. For fee-stacking purposes, the asset classes so managed with the highest fee schedules shall be counted first as assets of this Portfolio in order to determine this Portfolio's appropriate starting breakpoint when Franklin Advisors, Inc., an affiliate of Templeton Counsel, provides other sub-advisory services to Advantus Capital, covering small company domestic equities in an amount in excess of $100 million and Minnesota Life, offers as investment options in its registered variable insurance contracts the Templeton Developing Markets Securities Fund and any other two funds in the Franklin Templeton Variable Insurance Products Trust.

3 Advantus Capital uses a portion of these fees to pay CSAM an annual sub-advisers fee equal to 0.65% of total assets between $0 and $500 million; 0.60% of total assets between $500 million and $1 billion; 0.50% of total assets between $1 billion and $2 billion; and 0.45% of total assets exceeding
$2 billion.   The term "assets" includes all assets advised or sub-advised by
CSAM for Advantus Capital or its affiliates, in addition to the assets of the Portfolio. The fee rate is applied to all assets back to the first dollar in the Portfolio.

4 Advantus Capital uses a portion of these fees to pay State Street Research an annual sub-advisers fee equal to 0.65% on the first $500 million of assets; 0.60% on the next $500 million of assets; and 0.50% of assets in excess of $1 billion. The term "assets" includes all 'small company value' assets sub-advised by State Street Research for Advantus Capital or its affiliates, in addition to the assets of the Portfolio.

5 Advantus Capital uses a portion of these fees to pay JBIM an annual sub-advisers fee equal to .030% of the Portfolio's average daily net assets.

6 Advantus Capital uses a portion of these fees to pay J.P Morgan an annual sub-advisers fee equal to .45% of the Portfolio's average daily net assets.

7 Advantus Capital uses a portion of these fees to pay WSA an annual sub-advisers fee equal to .85% of the Portfolio's average daily net assets.

	The fees paid by the Fund during the fiscal years ended December 31, 1999, 1998 and 1997 (before absorption of certain expenses, described below) were as follows:

	Advisory Fees Paid

	Portfolio	1999	1998	1997

	Growth Portfolio	$2,494,891	$1,933,104	$1,466,591
	Bond Portfolio	905,784	797,554	673,785
	Money Market Portfolio	715,791	365,699	353,186
	Asset Allocation Portfolio	3,331,000	2,789,366	2,284,255
	Mortgage Securities Portfolio	664,424	558,926	413,651
	Index 500 Portfolio	2,380,660	1,883,032	1,171,693
	Capital Appreciation Portfolio	2,859,868	2,474,808	1,879,870
	International Stock Portfolio	2,264,526	2,179,226	1,856,022
	Small Company Growth Portfolio	1,449,287	1,377,138	1,223,927
	Maturing Government Bond -
	  2002 Portfolio	19,643	10,114	1,959
	  2006 Portfolio	16,349	12,908	8,471
	  2010 Portfolio	13,438	10,545	6,719
	Value Stock Portfolio	1,511,048	1,593,193	1,171,946
	Small Company Value Portfolio	77,509	47,485	9,775
	Global Bond Portfolio	188,285	160,962	41,149
	Index 400 Mid-Cap Portfolio	61,826	26,300	5,014
	Macro-Cap Value Portfolio	113,418	47,602	7,048
	Micro-Cap Growth Portfolio	171,857	60,544	15,671
	Real Estate Securities Portfolio	41,354	23,859	N/A

	Under the Investment Advisory Agreement, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by Advantus Capital. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Advantus Capital or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Advantus Capital shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature. Advantus Capital also bears all costs under its agreement with Wilshire Associates for the use by Advantus Capital, in connection with the Index 500 Portfolio, of Wilshire Associates' proprietary index fund statistical sampling technique.

	Prior to May 1, 2000, Minnesota Life had voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth Portfolio, Bond Portfolio, Money Market Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio, .55% of average daily net assets for the Index 500 Portfolio and Index 400 Mid-Cap Portfolio, .90% of average daily net assets for the Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio and Real Estate Securities Portfolio, .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.60% of average daily net assets of Global Bond Portfolio, .85% of average daily net assets of Macro-Cap Value Portfolio, and 1.25% of average daily net assets of Micro-Cap Growth Portfolio. In addition, Minnesota Life had voluntarily agreed to absorb expenses, excluding investment advisory fees, that exceed 1.00% for International Stock Portfolio. Effective May 1, 2000, Advantus Capital has voluntarily agreed to absorb all fees and expenses that exceed, for each Portfolio, the percentage of average daily net assets set forth above. For each of the last three calendar years, the expenses voluntarily absorbed by Minnesota Life for the various Portfolios were as follows:

	Expenses Voluntarily Absorbed

	Portfolio	1999	1998	1997

	Growth Portfolio	-0-	$    -0-	$    -0-
	Bond Portfolio	-0-	-0-	-0-
	Money Market Portfolio	-0-	-0-	-0-
	Asset Allocation Portfolio	-0-	-0-	-0-
	Mortgage Securities Portfolio	-0-	-0-	-0-
	Index 500 Portfolio	-0-	-0-	-0-
	Capital Appreciation Portfolio	-0-	-0-	-0-
	International Stock Portfolio	-0-	-0-	-0-
	Small Company Growth Portfolio	-0-	-0-	-0-
	Maturing Government Bond -
	  2002 Portfolio	53,336	37,949	36,833
	  2006 Portfolio	56,178	37,165	37,425
	  2010 Portfolio	55,419	39,052	38,967
	Value Stock Portfolio	-0-	-0-	-0-
	Small Company Value Portfolio	67,886	58,848	11,517
	International Bond Portfolio	-0-	-0-	-0-
	Index 400 Mid-Cap Portfolio	70,044	52,946	14,670
	Macro-Cap Value Portfolio	102,703	114,468	22,940
	Micro-Cap Growth Portfolio	50,020	46,960	11,102
	Real Estate Securities Portfolio	63,511	31,736	N/A

	There is no specified or minimum period of time during which Advantus Capital has agreed to continue its voluntary absorption of these expenses, and Advantus Capital may in its discretion cease its absorption of expenses at any time. Should Advantus Capital cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

	Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

Sub-Adviser - CSAM
Credit Suisse Asset Management, LLC ("CSAM") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Capital Appreciation Portfolio, subject to the general control of the Board of Directors of the Fund. CSAM is a registered investment adviser under the Investment Advisers Act of 1940.

	CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as an investment sub-adviser to the Portfolio pursuant to a written agreement. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units - Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

Investment Sub-Advisory Agreement - CSAM
	CSAM acts as investment sub-adviser to the Fund's Capital Appreciation Portfolio under an Investment Sub-Advisory Agreement (the "CSAM Capital Appreciation Agreement") with Advantus Capital dated May 1, 2000, which became effective the same date. Prior to May 1, 2000, the Capital Appreciation Portfolio was managed by Winslow Capital Management, Inc. of Minneapolis, Minnesota. The CSAM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the CSAM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital on 60 days' written notice to CSAM, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	In payment for the investment sub-advisory services to be rendered by CSAM for the Capital Appreciation the Portfolio, the Adviser pays to CSAM, a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

	The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be applied as follows: total assets between $0 and $500 million, 0.50%; total assets between $500 million and $1 billion, 0.45%; total assets between $1 billion and $2 billion, 0.35%; total assets exceeding $2 billion, 0.30%. For the purpose of applying the breakpoints in the fee calculation, the term "assets" shall include all assets advised or sub-advised by the Sub-Adviser for the Adviser in addition to those assets of the Portfolio. The assets shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that the CSAM
Capital Appreciation Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in the Portfolio.

Sub-Adviser - Templeton Counsel
	Templeton Investment Counsel, Inc. (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Ft. Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

	Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

Investment Sub-Advisory Agreement - Templeton Counsel
	Templeton Counsel acts as an investment sub-adviser to the Fund's International Stock Portfolio under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date, and was approved by shareholders of International Stock Portfolio on April 24, 1997. The Templeton Agreement, as amended, was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on February 10, 2000. The Templeton Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Stock Portfolio's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of International Stock Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	From the advisory fee received from International Stock Portfolio, Advantus Capital pays Templeton Counsel a sub-advisory fee equal to .70% on the first $10 million of International Stock Portfolio's average daily net assets, .65% on the next $15 million, .55% on the next $25 million, .50% on the next $50 million, and .40% on the next $100 million and thereafter. For the purpose of establishing the appropriate breakpoints at which the Portfolio's sub-advisory fee shall be calculated, the Portfolio will benefit from the aggregation of the monthly market value of any non-mutual fund account of Minnesota Life or any affiliate thereof, advised or sub-advised by Templeton Counsel or any advisory affiliate by Advantus and sub-advised by Templeton Counsel or any advisory affiliate. For fee-stacking purposes, the asset classes so managed with the highest fee schedules shall be counted first as assets of this Portfolio in order to determine this Portfolio's appropriate starting breakpoint when Franklin Advisors, Inc., and affiliate of Templeton Counsel, provides other sub-advisory services to Advantus Capital, covering small company domestic equities in an amount in excess of $100 million and Minnesota Life, offers as investment options in its registered variable insurance contracts the Templeton Developing Markets Securities Fund and any other two funds in the Franklin Templeton Variable Insurance Products Trust.

Sub-Adviser - JBIM
	Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program for the Global Bond Portfolio's foreign securities and to determine the Portfolio's total allocation of domestic and foreign securities, subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd.
Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.

Investment Sub-Advisory Agreement - JBIM
	JBIM acts as investment sub-adviser to the Fund's Global Bond Portfolio under an Investment Sub-Advisory Agreement (the "JBIM Agreement") with
Advantus Capital dated May 1, 1998. The JBIM Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the JBIM Agreement or interested persons of any such party, on February 10, 2000.

	The JBIM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the JBIM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Global Bond Portfolio's outstanding voting securities on 60 days' written notice to JBIM and by JBIM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the JBIM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Global Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the JBIM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	From the advisory fee received from Global Bond Portfolio, Advantus Capital pays JBIM a sub-advisory fee equal to .30% of Global Bond Portfolio's average daily net assets.

Sub-Adviser - Morgan Investment
	J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Macro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.

Investment Sub-Advisory Agreement - Morgan Investment
	Morgan Investment acts as investment sub-adviser to the Fund's Macro-Cap Value Portfolio under an Investment Sub-Advisory Agreement (the "Morgan Management Agreement") with Advantus Capital dated May 1, 1997, and became effective after it was approved by shareholders on October 15, 1997. The Morgan Management Agreement was last approved by Board of Directors of the Fund, including a majority of the Directors who are not a party to the Morgan Management Agreement or interested persons of any such party, on February 10, 2000.

	The Morgan Management Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Morgan Management Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Macro-Cap Value Portfolio's outstanding voting securities on 60 days' written notice to Morgan Management and by Morgan Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Morgan Management Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Macro-Cap Value Portfolio, provided that in either such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Morgan Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	In payment for the investment sub-advisory services to be rendered by Morgan Management to the Macro-Cap Portfolio, the Adviser pays to Morgan Management a fee computed at an annual rate which shall be a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month. From the advisory fee received from Macro-Cap Value Portfolio, Advantus Capital pays Morgan Management a sub-advisory fee equal to .45% of Macro-Cap Value Portfolio's average daily net assets.

Sub-Adviser - WSA
	Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals.

Investment Sub-Advisory Agreement - WSA
	WSA acts as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio under an Investment Sub-Advisory Agreement (the "WSA Agreement") with Advantus Capital dated May 1, 1997 and became effective after it was approved by shareholders on September 15, 1997. The WSA Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the WSA Agreement or interested persons of any such party, on February 10, 2000.

	The WSA Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Micro-Cap Growth Portfolio's outstanding voting securities on 60 days' written notice to WSA and by WSA on 60 days' written notice to Advantus Capital. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Micro-Cap Growth Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	In payment for the investment sub-advisory services to be rendered by WSA to the Micro-Cap Growth Portfolio, the Adviser pays to WSA, a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month. From the advisory fee received from Micro-Cap Growth Portfolio, Advantus Capital pays WSA a sub-advisory fee equal to
 .85% of Micro-Cap Growth Portfolio's average daily net assets.

Sub-Adviser - CSAM
	Credit Suisse Asset Management, LLC ("CSAM") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Small
Company Growth Portfolio, subject to the general control of the Board of Directors of the Fund. CSAM is a registered investment adviser under the Investment Advisers Act of 1940.

	CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as an investment sub-adviser to the Portfolio pursuant to a written agreement. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units - Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

Investment Sub-Advisory Agreement - CSAM
	CSAM acts as investment sub-adviser to the Fund's Small Company Growth Portfolio under an Investment Sub-Advisory Agreement (the "CSAM Small Company Growth Agreement") with Advantus Capital dated March 7, 2000, which became effective the same date. The CSAM Small Company Growth Agreement represents a new agreement with this firm for the management of the Small Company Growth Portfolio. Prior to that date, the Portfolio had been managed by the Portfolio's advisor, Advantus Capital. The CSAM Small Company Growth Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the CSAM Small Company Growth Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Small Company Growth Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	In payment for the investment sub-advisory services to be rendered by CSAM to the Small Company Growth Portfolio, the Adviser pays to CSAM, a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

	The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be applied as follows: total assets between $0 and $500 million, 0.65%; total assets between $500 million and $1 billion, 0.60%; total assets between $1 billion and $2 billion, 0.50%; On all assets in excess of $2 billion, 0.45%. For the purpose of the fee calculation, the term "assets" for purposes of the schedule shall include all assets advised or sub-advised by the Sub-Adviser for the Adviser in addition to those assets of the Portfolio. The aggregation of assets for purposes of the breakpoints shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that this Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in the Portfolio.

Sub-Adviser - State Street Research
	State Street Research & Management Company ("State Street Research") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Small Company Value Portfolio, subject to the general control of the Board of Directors of the Fund. State Street is a registered investment adviser under the Investment Advisers Act of 1940.

	State Street Research, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as the investment sub-adviser to the Portfolio. State Street Research was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental reach and analysis, including meetings with the management of companies under consideration for investment. State Street Research's portfolio management group has extensive investment industry experience managing equity and debt securities. State Street Research is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

Investment Sub-Advisory Agreement - State Street Research
	State Street Research acts as investment sub-adviser to the Fund's Small Company Value Portfolio under an Investment Sub-Advisory Agreement (the "State Street Research Small Company Value Agreement") with Advantus Capital dated March 7, 2000, which became effective the same date. The State Street Research Small Company Value Agreement represents a new agreement with this firm for the management of the Small Company Value Portfolio. Prior to March 1, 2000, the Small Company Value Portfolio was managed by Portfolio's advisor, Advantus Capital. The State Street Research Small Company Value Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the State Street Research Small Company Value Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital on 60 days' written notice to State Street Research, and by State Street Research on 60 days' written notice to Advantus Capital. Unless sooner terminated, the State Street Research Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the State Street Research Agreement, cast in person at a meeting called for the purpose of voting on such approval.

	In payment for the investment sub-advisory services to be rendered by State Street Research to the Small Company Value Portfolio, the Adviser pays to State Street Research, a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund.
The fee is payable in arrears on the last day of each calendar month.

	The amount of such annual fee, as applied to the average daily net assets of the Portfolio is: on the first $500 million, 0.65%; on the next $500 million, 0.60%; on all assets in excess of $1 billion, 0.50%. For the purpose of the fee calculation and the indicated breakpoints, the term "assets" shall include all 'small company value' assets sub-advised by State Street Research for Advantus Capital, in addition to the assets of the Portfolio. The aggregation of those assets for purposes of the breakpoints, shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th, and December 31st of each calendar year (or portion thereof) that the State Street Small Company Value Agreement is effective.

Administrative Services
	The Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides accounting, legal and other administrative services to the Fund. Minnesota Life currently provides such services at a monthly cost of $3,900 per Portfolio, except for International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio which pay $2,800 per Portfolio. During each of the last three calendar years the amounts paid by each Portfolio to Minnesota Life for these services were as follows:

	Portfolio	1999	1998	1997

	Growth Portfolio	$45,400	$30,000	$29,600
	Bond Portfolio	45,400	30,000	29,600
	Money Market Portfolio	45,400	30,000	29,600
	Asset Allocation Portfolio	45,400	30,000	29,600
	Mortgage Securities Portfolio	45,400	30,000	29,600
	Index 500 Portfolio	45,400	30,000	29,600
	Capital Appreciation Portfolio	45,400	30,000	29,600
	International Stock Portfolio	33,300	30,000	29,600
	Small Company Growth Portfolio	45,400	30,000	29,600
	Maturing Government Bond -
	  2002 Portfolio	45,400	30,000	29,600
	  2006 Portfolio	45,400	30,000	29,600
	  2010 Portfolio	45,400	30,000	29,600
	Value Stock Portfolio	45,400	30,000	29,600
	Small Company Value Portfolio	45,400	30,000	8,750
	International Bond Portfolio	33,300	30,000	8,750
	Index 400 Mid-Cap Portfolio	45,400	30,000	8,750
	Macro-Cap Value Portfolio	33,300	30,000	7,750
	Micro-Cap Growth Portfolio	45,400	30,000	8,750
	Real Estate Securities Portfolio	45,400	20,000	N/A

	The Fund has also entered into a separate agreement with SEI Investments Mutual Fund Services (SEI) pursuant to which SEI provides daily accounting services for International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio. Minnesota Life, pursuant to its administrative services agreement with the Fund, provides these three Portfolios with financial reporting services and generally oversees SEI's performance of it services. Under the agreement with SEI, the cost to each Portfolio for SEI's services is an annual fee equal to the greater of $45,000 or .08% of the Portfolio's first $150 million of net assets and .05% of its net assets in excess of $150 million. During the last three calendar years, the amounts paid by each Portfolio to SEI for these services were as follows:

	Portfolio	1999	1998	1997

	International Stock Portfolio	$195,103	$176,673	$149,792
	Global Bond Portfolio	44,649	66,208	14,000
	Macro-Cap Value	46,021	61,031	11,250

Code of Ethics
	Advantus Capital, Ascend Financial and the Fund, together with each of the Fund's sub-advisers, has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Fund.

Distribution Agreement
	Ascend Financial Services, Inc. ("Ascend Financial") acts as the underwriter of the Funds' shares, pursuant to a written agreement. The Board of Directors of the Fund, including a majority of the directors who are not parties to the contract, or interested persons of any such party, approved the Fund's Underwriting and Distribution Agreement dated May 1, 2000 with Ascend Financial (the "Distribution Agreement") on February 10, 2000. Under the Distribution Agreement, Ascend Financial does not receive any compensation for its services as principal underwriter for the Fund, except for certain fees paid pursuant to the Fund's Rule 12b-1 Plan of Distribution. See "Payment of Certain Distribution Expenses of the Fund," below.

	The Distribution Agreement may be terminated by the Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

	In the Distribution Agreement Ascend Financial undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Fund but not with Ascend Financial.

Payment of Certain Distribution Expenses of the Fund
	The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each Portfolio of the Fund, with the exception of the Maturing Government Bond Portfolio 2002, the Maturing Government Bond Portfolio 2006 and the Maturing Government Bond Portfolio 2010 (each of which is not part of the Plan), pays a fee to Ascend Financial, or to life insurance companies ("Insurance Companies") whose variable insurance contracts ("Variable Contracts") offer shares of the Fund, which, on an annual basis, is equal to
 .25% of each Portfolio's average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Fund's shares.

	The distribution fees may be used by Ascend Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Fund or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Variable Contract owner may require, or maintaining customer accounts and records.

	In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Portfolios of the Fund covered by the Plan, except for the voting securities attributable to the Maturing Government Bond Portfolio 2002, the Maturing Government Bond Portfolio 2006 and the Maturing Government Bond Portfolio 2010 (each of which is not part of the Plan), and by a majority vote of both the full Board of Directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund,
(4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full Board of Directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter, the Insurance Companies or others will prepare and furnish to the Board of Directors, and the Board of Directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

	Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held February 10, 2000, the Board of Directors of the Fund so concluded.

		The Plan of Distribution could be construed as "compensation plans"
because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution.  Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses.  Ascend Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as distribution fees pursuant to the Plan of Distribution for the Portfolios covered by the Plan.  However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

	In accordance with the Plan of Distribution, Ascend Financial has entered into a Fund Shareholder Services Agreement with Minnesota Life Insurance Company (Minnesota Life), dated May 1, 2000. This Agreement provides that Minnesota Life will provide to the Fund, on behalf of Ascend Financial, distribution and non-distribution related services, of the type described above. Ascend Financial agrees to pay Minnesota Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Variable Contracts and are a part of the Plan of Distribution. This Agreement was approved by a vote of the Board of Directors, including a majority of the Independent Directors, on February 10, 2000.

Custodians
	The assets of each Portfolio of the Fund are held in custody by an independent custodian pursuant to a custodian agreement approved by the Fund's Board of Directors.

	Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the Money Market, Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios.

	Bankers Trust Company, 280 Park Avenue, New York, New York 10017, is the custodian for the Bond, Mortgage, Maturing Government Bond, International Stock and Global Bond Portfolios.

Independent Auditors
	KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund's independent auditors, providing audit services including audits of the Fund's annual financial statements and assistance and consultation in connection with SEC filings.

General Counsel
	The Fund's independent general counsel is Dorsey & Whitney LLP. PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
Adviser
	Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for all Portfolios of the Fund, except for those Portfolios which have entered into sub-advisory agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange
Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Fund enables Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

	There is no formula for the allocation by Advantus Capital of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

	To the extent research services are used by Advantus Capital in rendering investment advice to the Fund, such services would tend to reduce Advantus Capital's expenses. However, Advantus Capital does not believe that an exact dollar amount can be assigned to these services. Research services received by Advantus Capital from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by Advantus Capital, and conversely, research services received by Advantus Capital in respect of transactions for such other portfolios will be available for the benefit of the Fund.

	During the fiscal years ended December 31, 1999, 1998 and 1997, brokerage commissions paid were:

Brokerage Commissions Paid

	Portfolio	1999	1998	1997

	Growth Portfolio	642,621	$538,168	$707,244
	Bond Portfolio	--	--	--
	Money Market Portfolio	--	--	--
	Asset Allocation Portfolio	836,927	650,690	412,404
	Mortgage Securities Portfolio	--	--	--
	Index 500 Portfolio	186,851	150,419	92,649
	Capital Appreciation Portfolio	500,124	356,002	342,165
	International Stock Portfolio	298,978	256,337	163,231
	Small Company Growth Portfolio	238,273	217,936	168,318
	Maturing Government Bond -
	  2002 Portfolio	--	--	--
	  2006 Portfolio	--	--	--
	  2010 Portfolio	--	--	--
	Value Stock Portfolio	620,615	488,264	494,532
	Small Company Value Portfolio	35,368	19,653	5,739
	Global Bond Portfolio	--	--	--
	Index 400 Mid-Cap Portfolio	31,118	12,882	3,192
	Macro-Cap Value Portfolio	25,056	20,044	5,661
	Micro-Cap Growth Portfolio	6,993	6,288	7,115
	Real Estate Securities Portfolio	31,384	24,017	--

	Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

	The Fund will not execute portfolio transactions through any affiliate, except as described below. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

	In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for three insurance companies, namely Minnesota Life and its subsidiary life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.

	The Fund's acquisition during the fiscal year ended December 31, 1999, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:

		Value of Securities Owned
		in the Portfolios at
	Name of Issuer	End of Fiscal Year

	Morgan Stanley Dean Witter	$17,910,000
	Prudential Home Mortgage	14,210,000
	GE Capital Corporation	10,611,000
	Bear Stearns Mortgage, Inc.	4,498,000
	Merrill Lynch & Company, Inc.	2,814,000
	Paine Webber	2,328,000
	Charles Schwab Corp.	1,662,000
	Lehman Structured Securities	1,398,000
	Lehman Brothers, Inc.	538,000
	The Goldman Sachs Group, Inc.	235,000
	Investment Technology Group, Inc.	43,000

Sub-Advisers
	Except as indicated below, each of the investment advisory firms having a sub-advisory relationship with Advantus Capital, in managing the affected Portfolios, intends to follow the same brokerage practices as those described above for Advantus Capital. Templeton Counsel, in managing the International Stock Portfolio, follows the same basic brokerage practices as those described above for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Stock Portfolio. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.
PURCHASE AND REDEMPTION OF SHARES
	Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Ascend Financial serves as the Fund's underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

	Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders. FUND SHARES AND VOTING RIGHTS
	The authorized capital of the Fund consists of one trillion shares of capital stock with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

	All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

	Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

	The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting, called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.
NET ASSET VALUE
	The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily.

	Securities held by the Fund are valued at their market value. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, with calculations made by persons acting pursuant to the direction of the Board. However, debt securities of the International Stock Portfolio with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, and all securities in the Money Market Portfolio, are valued at amortized cost.

	All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

	The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value.

	These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Portfolio's amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

	The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.
PERFORMANCE DATA
Current Yield Figures for Money Market Portfolio
	Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Life should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The current yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 1999 were 5.20% and 5.34%, respectively.

Current Yield Figures for Other Portfolios
	Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield figures published by the Fund will reflect Minnesota Life's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services
- Investment Advisory Agreement" above). For the 30-day period ended December 31, 1999, the yields of the Portfolios are shown in the table below. The figures in parentheses show what the yield would have been had Minnesota Life not absorbed Fund expenses as described above.

	Portfolio	Yield
	Growth Portfolio	-.12%	(-.12%)
	Bond Portfolio	6.34	(6.34)
	Money Market Portfolio	N/A	N/A
	Asset Allocation Portfolio	1.98	(1.98)
	Mortgage Securities Portfolio	7.20	(7.20)
	Index 500 Portfolio	.74	(.74)
	Capital Appreciation Portfolio	-.69	(-.69)
	International Stock Portfolio	.18	(.18)
	Small Company Growth Portfolio	-.69	(-.69)
	Maturing Government Bond -
	  2002 Portfolio	6.47	(6.10)
	  2006 Portfolio	6.70	(6.11)
	  2010 Portfolio	6.68	(5.92)
	Value Stock Portfolio	.82	(.82)
	Small Company Value Portfolio	.90	(.49)
	Global Bond Portfolio	7.45	(7.45)
	Index 400 Mid-Cap Portfolio	.54	(.42)
	Macro-Cap Value Portfolio	.63	(.63)
	Micro-Cap Growth Portfolio	-.88	(.88)
	Real Estate Securities Portfolio	4.79	(3.97)

Total Return Figures For All Portfolios
	Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $ 1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.

	The cumulative total return figures published by the Fund will reflect Minnesota Life's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). The cumulative total returns for the Portfolios for the specified periods ended December 31, 1999 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Minnesota Life not absorbed Fund expenses as described above.

	From Inception	Date of
	to 12/31/99	Inception
Growth Portfolio	660.51%	(651.29%)	12/3/85
Bond Portfolio	181.38	(178.82)	12/3/85
Money Market Portfolio	106.72	(100.18)	12/3/85
Asset Allocation Portfolio	425.56	(424.24)	12/3/85
Mortgage Securities Portfolio	167.52	(166.58)	5/1/87
Index 500 Portfolio	561.42	(559.27)	5/1/87
Capital Appreciation Portfolio	568.89	(559.46)	5/1/87
International Stock Portfolio	165.70	(165.52)	5/1/92
Small Company Growth Portfolio	178.31	(178.31)	5/3/93
Maturing Government Bond -
	2002 Portfolio	50.94	(44.38)	5/2/94
	2006 Portfolio	58.25	(49.44)	5/2/94
	2010 Portfolio	62.09	(49.20)	5/2/94
Value Stock Portfolio	125.20	(124.54)	5/2/94
Small Company Value Portfolio	-7.54	(-8.70)	10/1/97
Global Bond Portfolio	7.19	(7.19)	10/1/97
Index 400 Mid-Cap Portfolio	35.39	(34.24)	10/1/97
Macro-Cap Value Portfolio	28.31	(25.84)	10/15/97
Micro-Cap Growth Portfolio	144.93	(143.74)	10/1/97
Real Estate Securities Portfolio	-18.21	(-19.80)	5/1/98

Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect Minnesota Life's voluntary absorption of certain Fund expenses (as discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above).

	The average annual rates of return for the Portfolios for the specified periods ended December 31, 1999 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Life not absorbed Fund expenses as described above.

	Year Ended	Five Years	Ten Years
	From Inception	Date of
	12/31/99	Ended 12/31/99	Ended 12/31/99
	to 12/31/99	Inception
Growth Portfolio	25.67%	(25.67%)	26.88%	(26.88%)	17.19%	(17.19%)
	15.49%	(15.39%)	12/3/85
Bond Portfolio	-2.73	(-2.73)	6.84	(6.84)	7.02	(7.00)
	7.62	(7.55)	12/3/85
Money Market Portfolio	4.71	(4.71)	5.03	(5.03)	4.78	(4.70)
	5.29	(5.05)	12/3/85
Asset Allocation Portfolio	15.17	(15.17)	18.97	(18.97)	13.61	(13.61)
	12.50	(12.48)	12/3/85
Mortgage Securities Portfolio	1.99	(1.99)	8.06	(8.06)	7.73
	(7.71)	8.07	(8.04)	5/1/87
Index 500 Portfolio	20.28	(20.28)	27.67	(27.67)	17.56	(17.55)
	16.18	(16.15)	5/1/87
Capital Appreciation Portfolio	21.51	(21.51)	24.11	(24.11)	17.11
	(17.08)	16.17	(16.04)	5/1/87
International Stock Portfolio	21.43	(21.43)	14.67	(14.67)	N/A
	N/A	13.58	(13.57)	5/1/92
Small Company Growth
  Portfolio	45.63	(45.63)	17.44	(17.44)	N/A	N/A
	16.59	(16.59)	5/3/93
Maturing Government Bond-
	2002 Portfolio	-.48	(-1.00)	8.52	7.75	N/A	N/A
	7.53	(6.69)	5/2/94
	2006 Portfolio	-7.81	(-8.64)	9.58	8.62	N/A	N/A
	8.43	(7.34)	5/2/94
	2010 Portfolio	-11.54	(-12.45)	10.20	8.92	N/A	N/A
	8.89	(7.31)	5/2/94
Value Stock Portfolio	.27	(.27)	16.57	16.57	N/A	N/A
	15.39	(15.33)	5/2/94
Small Company Value
	Portfolio	-3.07	(-3.61)	N/A	N/A	N/A	N/A
	-3.42	(-3.96)	10/1/97
Global Bond Portfolio	-7.81	(-7.81)	N/A	N/A	N/A	N/A
	3.13	(3.13)	10/1/97
Index 400 Mid-Cap Portfolio	15.96	(15.62)	N/A	N/A	N/A
	N/A	14.40	(13.98)	10/1/97
Macro-Cap Value Portfolio	7.17	(6.68)	N/A	N/A	N/A	N/A
	11.92	(10.94)	10/15/97
Micro-Cap Growth Portfolio	148.77	(148.45)	N/A	N/A	N/A	N/A
	48.85	(48.53)	10/1/97
Real Estate Securities Portfolio	-3.89	-5.18	N/A	N/A	N/A
	N/A	-11.33	(-12.37)	5/1/98

	Purchasers of variable contracts issued by Minnesota Life should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed against such assets are not reflected in the Portfolios' quotations.

Predictability of Return
	Anticipated Value at Maturity. The maturity values of zero-coupon bonds are specified at the time the bonds are issued, and this feature, combined with the ability to calculate yield to maturity, has made these instruments popular investment vehicles for investors seeking reliable investments to meet long-term financial goals.

	Each Maturing Government Bond Portfolio consists primarily of zero-coupon bonds but is actively managed to accommodate contract owner activity and to take advantage of perceived market opportunities. Because of this active management approach, each Maturing Government Bond Portfolio does not guarantee that a certain price per share will be attained by the time a Portfolio is liquidated. Instead, the Fund attempts to track the price behavior of a directly held zero coupon bond by:

(1) Maintaining a weighted average maturity within each Maturing
Government Bond Portfolio's target maturity year;

(2) Investing at least 90% of assets in securities that mature within one year of that Portfolio's target maturity year [for example, a Portfolio with a maturity of ten years will be 90% composed of securities having remaining maturities of nine, ten or eleven years (rather than having half its securities with five-year maturities and half with fifteen-year maturities];

(3) Investing a substantial portion of assets in Treasury STRIPS (the most liquid Treasury zero);

(4) Under normal conditions, maintaining a nominal cash balance;

(5) Executing portfolio transactions necessary to accommodate net contract owner purchases or redemptions on a daily basis; and

(6) Whenever feasible, contacting several U.S. government securities dealers for each intended transaction in an effort to obtain the best price on each transaction.

	These measures enable Advantus Capital to calculate an anticipated value at maturity (AVM) for each share of a Maturing Government Bond Portfolio, calculated as of the date of purchase of such share, that approximates the price per share that such share will achieve by the weighted average maturity date of its Portfolio. The AVM calculation for each Maturing Government Bond Portfolio is as follows:

AVM = P(l + AGR/2)2T

where P = the Portfolio's current price per share; T = the Portfolio's weighted average term to maturity in years; and AGR = the anticipated growth rate.

	This calculation assumes that the share owner will reinvest all dividend and capital gain distributions. It also assumes an expense ratio and a portfolio composition that remain constant for the life of the Maturing Government Bond Portfolio. Because expenses and composition do not remain constant, however, the Fund may calculate an AVM for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. Such an AVM is applicable only to shares purchased on that date.

	In addition to the measures described above, which Advantus Capital believes are adequate to assure close correspondence between the price behavior of each Portfolio and the price behavior of directly held zero-coupon bonds with comparable maturities, the Fund expects that each Portfolio will invest at least 90% of its net assets in zero-coupon bonds until it is within four years of its target maturity year and at least 80% of its net assets in zero-coupon securities within two to four years of its target maturity year. This expectation may be altered if the market supply of zero-coupon securities diminishes unexpectedly.

	Anticipated Growth Rate. The Fund may also calculate an anticipated growth rate (AGR) for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. AGR is a calculation of the anticipated annualized rate of growth for a Portfolio share, calculated from the date of purchase of such share to the Portfolio's target maturity date. As is the case with calculations of AVM, the AGR calculation assumes that the investor will reinvest all dividends and capital gain distributions and that each Maturing Government Bond Portfolio expense ratio and portfolio composition will remain constant. Each Maturing Government Bond Portfolio AGR changes from day to day (i.e., a particular AGR calculation is applicable only to shares purchased on that date), due primarily to changes in interest rates and, to a lesser extent, to changes in portfolio composition and other factors that affect the value of the Portfolio's investments.

	The Fund expects that a share owner who holds specific shares until a Portfolio's weighted average maturity date, and who reinvests all dividends and capital gain distributions, will realize an investment return and maturity value on those shares that do not differ substantially from the AGR and AVM calculated on the day such shares were purchased. The AGR and AVM calculated with respect to shares purchased on any other date, however, may be materially different.
TAXES
	The Fund and each Portfolio qualified for the year ended December 31, 1999, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a result of changes included in the Tax Reform Act of 1986, each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.

	To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities.

	Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the Maturing Government Bond 2002 Portfolio, Maturing Government Bond 2006 Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio, Macro-Cap Value Portfolio, Micro-Cap Growth Portfolio, Global Bond Portfolio and
Real Estate Securities Portfolio are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

	The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

	As the sole shareholder of the Fund will be Minnesota Life and the separate accounts of Minnesota Life, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.
THE STANDARD & POOR'S LICENSE
Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies,
Inc. S&P has trademark rights to the marks "Standard & Poor'sr," "S&Pr," "S&P 500r, "S&P 400r," "Standard & Poor's 500," "Standard & Poor's MidCap 400," and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.

The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio
(collectively, the "Portfolios") are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Portfolios or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Portfolios nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P
500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE PORTFOLIOS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. FINANCIAL STATEMENTS
	The Fund's financial statements for the year ended December 31, 1999, including the financial highlights for each of the respective periods presented, appearing in the Fund's Annual Report to Shareholders, and the report thereon of the Fund's independent auditors, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

APPENDIX A - MORTGAGE-RELATED SECURITIES
	Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

Underlying Mortgages
	Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

	All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Liquidity and Marketability
	Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

Average Life
	The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

	As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

Yield Calculations
	Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

	Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.


APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS
Bond Ratings
Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

Commercial Paper Ratings
The rating Prime-1 is the highest commercial paper rating assigned by
Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.


APPENDIX C - FUTURES CONTRACTS
Example of Futures Contract Sale
	The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

	In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

	The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

	If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

Example of Futures Contract Purchase
	The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

	For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

	Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

	The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

	If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

	In each transaction, nominal transaction expenses would also be incurred.

Tax Treatment
	The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

	Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

APPENDIX D - BRADY BONDS
	Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the IMF. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.


ii

74
78
A-2
B-2
C-3
D-1